                             Note to Exhibit 10.136

     The following Lease Supplement No. 1 is substantially identical in all material respects to the additional Lease Supplements No. 1 except as follows:

- --------------------------------------------------------------------------------
Aircraft (Tail No.)      Closing Date             Owner Participant
- --------------------------------------------------------------------------------
N362ML*                  October 19, 2000         Silvermine River Finance
                                                  One, Inc.
- --------------------------------------------------------------------------------
N363ML                   November 29, 2000        Aircraft Services Corporation
- --------------------------------------------------------------------------------
N364ML                   January 30, 2001         Aircraft Services Corporation
- --------------------------------------------------------------------------------

- -------
* Filed document

                                                                  EXHIBIT 10.136

                                                                  CONFORMED COPY
                        LEASE SUPPLEMENT NO. 1 [N362ML]
                        -------------------------------

     THIS LEASE SUPPLEMENT NO. 1 [N362ML] dated October 19, 2000, between FIRST UNION TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Owner Trustee, except as otherwise provided herein, the Lessor, and MIDWAY AIRLINES CORPORATION, a Delaware corporation, the Lessee;

                             W I T N E S S E T H :

     WHEREAS, the Lessor and the Lessee have heretofore entered into that certain Lease Agreement [N362ML], dated as of October 19, 2000 (the "Lease", the terms defined therein being herein used with the same meaning), which Lease provides, among other things, for the execution and delivery of Lease Supplements in substantially the form hereof for the purpose of leasing a specific Aircraft under the Lease when delivered by the Lessor to the Lessee in accordance with the terms thereof;

     WHEREAS, the Lease, a counterpart of which is attached hereto and made a part hereof, relates to the Aircraft and Engines described in Schedule I hereto and this Lease Supplement, together with such attachment, is being filed for recordation on the date hereof with the FAA as one document;

     NOW, THEREFORE, in consideration of the premises and other good and sufficient consideration, and pursuant to Section 2 of the Lease, the Lessor and the Lessee hereby agree as follows:

     1. The Lessor hereby delivers and leases to the Lessee, and the Lessee hereby accepts and leases from the Lessor, under the Lease as herein supplemented, the Aircraft, described in Schedule I hereto.

     2. The Delivery Date is the date of this Lease Supplement set forth in the opening paragraph hereof.

     3. The Basic Term shall commence on the Delivery Date and continue through October 19, 2018 (the "Expiration Date"), unless terminated earlier as provided in the Lease.

     4. Lessee hereby confirms to Lessor that Lessee has duly and irrevocably accepted the Aircraft under and for all purposes hereof, of the Lease and of the other Lessee Documents.

     5. All of the terms and provisions of the Lease are hereby incorporated by reference in this Lease Supplement to the same extent as if fully set forth herein.

     6. This Lease Supplement may be executed by the parties hereto in separate counterparts and all such counterparts shall together constitute but one and the same instrument. To the extent, if any, that this Lease Supplement constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no security interest in this Lease Supplement or the Lease may be created through the transfer or possession of any counterpart other than the original counterpart of each thereof containing the receipt therefor executed by the Indenture Trustee on the signature page of each thereof.

     7. THIS LEASE SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.



                 [Remainder of page left intentionally blank]

     IN WITNESS WHEREOF, the Lessor and the Lessee have each caused this Lease Supplement to be duly executed by their authorized officers as of the day and year first above written.


                               FIRST UNION TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity, except as otherwise expressly provided herein but solely as Owner Trustee


                               By: /s/ Stephen J. Kaba
                                   ---------------------------------------------
                                   Name:    Stephen J. Kaba
                                   Title:   Vice President


                               MIDWAY AIRLINES CORPORATION


                               By: /s/ Jonathan S. Waller
                                   ---------------------------------------------
                                   Name:    Jonathan S. Waller
                                   Title:   Senior Vice President
                                            General Counsel

     THE LESSOR HAS ASSIGNED THIS LEASE SUPPLEMENT TO THE INDENTURE TRUSTEE AS SECURITY. TO THE EXTENT, IF ANY, THAT THIS LEASE SUPPLEMENT CONSTITUTES CHATTEL PAPER (AS SUCH TERM IS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST IN THIS LEASE SUPPLEMENT MAY BE CREATED THROUGH THE TRANSFER OR POSSESSION OF ANY COUNTERPART HEREOF OTHER THAN THE ORIGINAL COUNTERPART CONTAINING THE RECEIPT THEREFOR EXECUTED BY THE INDENTURE TRUSTEE IMMEDIATELY FOLLOWING THIS LEGEND.

     Receipt of this original counterpart of the foregoing Lease Supplement is hereby acknowledged on this _____ day of __________, 2000.


                                   ALLFIRST BANK, as Indenture Trustee


                                   By:______________________________
                                      Name:
                                      Title:

                                                                      SCHEDULE I


                      DESCRIPTION OF AIRFRAME AND ENGINES
                      -----------------------------------

                                   AIRFRAME


                     Manufacturer's      FAA Registration     Manufacturer's
     Manufacturer        Model                Number          Serial Number
     ------------        -----                ------          -------------

  The Boeing Company    737-7BX               N362ML              30737








                                    ENGINES


                               Manufacturer's             Manufacturer's
     Manufacturer                  Model                  Serial Numbers
     ------------                  -----                  --------------

CFM International, Inc.         CFM-56-7B20                   876635

                                                              876634



     Each Engine is of 750 or more "rated take-off horsepower" or the equivalent of such horsepower.